UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021 ( February 3, 2021 )

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	UEPS	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 3, 2021, Net 1 UEPS Technologies, Inc. (the "Company"), through its wholly owned subsidiary, Net1 Holdings LI AG, ("Net1 AG"), entered into a share purchase agreement (the "Purchase Agreement") with Kuno Frick Familienstiftung (the "Purchaser") and Bank Frick & Co. AG ("Bank Frick"), pursuant to which Net1 AG agreed to sell 14,000 voting shares and 3,500 non-voting shares (collectively, the "Sale Shares"), representing Net1 AG's entire interest in, or 35% of, Bank Frick to the Purchaser for an aggregate purchase price of $30,000,000 (the "Purchase Price").

The Purchase Price will be payable in three installments: $18,610,500 was paid on February 4, 2021 (net of a credit of $3,610,500 from the Company to the Purchaser under the Release and Indemnity (as defined and described below)), $7,500,000 due and payable on October 30, 2021 and $3,889,500 due and payable on July 15, 2022, subject to the Purchaser's option to prepay the whole or any part of the outstanding balance of the Purchase Price at any time.

In connection and contemporaneously with the Purchase Agreement, Net1 AG, the Purchaser and Bank Frick entered into a security pledge and cession (the "Security Pledge and Cession"), pursuant to which the Purchaser pledged and ceded as security the Sale Shares to Net1 AG in order to secure all payment obligations by it in favor of Net1 AG under the Purchase Agreement.

In connection and contemporaneously with the Purchase Agreement, the Company, the Purchaser, Bank Frick, and certain other parties entered into a release and indemnity agreement (the "Release and Indemnity"), pursuant to which the Company and its affiliates were released from any and all liabilities to Bank Frick and all such liabilities were delegated and transferred to the Purchaser. In exchange for the Purchaser accepting the delegation and transfer of such liabilities, the Company agreed to make a one-time payment of $3,610,500 to the Purchaser, which was paid by way of set-off against the Purchaser's obligation to make the first installment payment referred to above.

The descriptions of the Purchase Agreement, Security Pledge and Cession and Release and Indemnity above do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 4, 2021, the Company issued a press release announcing the agreement to sell its entire interest in Bank Frick as described in Item 2.01 above. A copy of Net1's press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information

Unaudited Pro Forma Consolidated Financial Statements for Net1 comprising:
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2020	F-1
Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2020	F-2
Unaudited Pro Forma Consolidated Statement of Operations for the six months ended December 31, 2020	F-3
Notes to the Unaudited Pro Forma Consolidated Financial Statements	F-4

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement, dated February 3, 2021, between Net1 Holdings LI AG, Kuno Frick Familienstiftung and, as Object of Sale, Bank Frick & Co. AG
10.2	Release and Indemnity Agreement, dated February 3, 2021, between Net 1 UEPS Technologies, Inc., Masterpayment Ltd, Masterpayment AG, Summit Payment Services AG, Ceevo Financial Services (Malta) Limited, Kuno Frick Familienstiftung and Bank Frick & Co. AG
10.3	Security Pledge and Cession, dated February 3, 2021, given by Kuno Frick Familienstiftung in favour of Net1 Holdings LI AG, with the main holder being, Bank Frick & Co. AG
99.1	Press Release, dated February 4, 2021, issued by Net1

NET 1 UEPS TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Overview

The following unaudited pro forma consolidated financial statements have been prepared to give effect to Net 1 UEPS Technologies, Inc. (the "Company"), through its wholly owned subsidiary Net1 Holdings LI AG, disposing of its entire shareholding in Bank Frick & Co. (the "Disposal"). The Company accounted for its non-controlling interest in Bank Frick using the equity method and Bank Frick was classified as an equity-accounted investment. The Company has prepared these unaudited pro forma consolidated financial statements based on (a) its historical unaudited consolidated financial statements as of and for the six months ended December 31, 2020, (b) its historical audited consolidated financial statements as of and for the year ended June 30, 2020 (refer also to Note 1 below regarding a restatement affecting the consolidated statement of operations), and (c) financial information for Bank Frick as of the same date and for the same periods which has been derived as described below. The unaudited pro forma consolidated financial statements present the pro forma financial position and results of operations of the consolidated company based on the historical financial information and after giving effect to the Disposal and certain adjustments which the Company believes to be (a) directly attributable to the Disposal, (b) factually supportable, and (c) in the case of certain income adjustments, expected to have a continuing impact, as described in the notes to the unaudited pro forma consolidated financial statements.

The Company has presented an unaudited pro forma consolidated balance sheet which removes the equity method entries related to Bank Frick from the Company as of December 31, 2020, as if the Disposal had occurred on that date. The Company has presented an unaudited pro forma consolidated statement of operations of the Company for the six months ended December 31, 2020, and the year ended June 30, 2020, which removes the historical equity method entries related to Bank Frick from the Company for the periods presented as if the disposal had occurred on July 1, 2019.

No account has been taken within these unaudited pro forma consolidated financial statements of any future changes in accounting policies which may or may not occur as a result of the Disposal.

The pro forma adjustments are based on information that is currently available and contain certain preliminary estimates and assumptions and thus the actual effects of the Disposal may differ from the effects reflected herein. These unaudited pro forma consolidated financial statements are not intended to be indicative of the consolidated results of operations or financial position of the consolidated company that would have been reported had the Disposal been completed as of the dates presented, and are not representative of future consolidated results of operations or financial condition of the consolidated company.

You should read these unaudited pro forma consolidated financial statements in conjunction with the Company's audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2020, filed on September 10, 2020, and its unaudited condensed consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the six months ended December 31, 2020, filed on February 4, 2021.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of December 31, 2020, in $ '000

	Net1	Pro forma adjustments	Notes	Pro forma
ASSETS
Current assets		18,600	2 (b)
Cash and cash equivalents	206,251	(3,600)	2 (b)	221,251
Restricted cash related to ATM funding	60,803	-		60,803
Accounts receivable, net and other receivables	24,447	7,500	2 (b)	31,947
Finance loans receivable, net	21,620	-		21,620
Inventory	20,939	-		20,939
Total current assets before settlement assets	334,060	22,500		356,560
Settlement assets	2,814	-		2,814
Total current assets	336,874	22,500		359,374
Property, plant and equipment, net	8,687	-		8,687
Operating lease right-of-use	5,112	-		5,112
Equity-accounted investments	53,126	(33,019)	2 (a)	20,107
Goodwill	28,455	-		28,455
Intangible assets, net	536	-		536
Deferred income taxes	281	-		281
Other long-term assets, including reinsurance assets	43,907	3,900	2 (b)	47,807
TOTAL ASSETS	476,978	(6,619)		470,359

LIABILITIES
Current liabilities
Short-term credit facilities for ATM funding	60,803	-		60,803
Accounts payable	6,109	-		6,109
Other payables	25,066	(1,483)	2 (b)	23,583
Operating lease liability - current	2,585	-		2,585
Income taxes payable	984	-		984
Total current liabilities before settlement obligations	95,547	(1,483)		94,064
Settlement obligations	2,814	-		2,814
Total current liabilities	98,361	(1,483)		96,878
Deferred income taxes	3,262	-		3,262
Operating lease liability - long term	2,715	-		2,715
Other long-term liabilities, including insurance policy liabilities	2,400	-		2,400
TOTAL LIABILITIES	106,738	(1,483)		105,255

Redeemable common stock	84,979	-		84,979
		-
EQUITY
Common stock	80	-		80
Additional paid-in-capital	302,196	-		302,196
Treasury shares	(286,951)	-		(286,951)
Accumulated other comprehensive loss	(141,242)	(2,766)	2 (a)	(144,008)
Retained earnings	411,178	(2,117) (253)	2 (b) 2 (c)	408,808
TOTAL NET1 EQUITY	285,261	(5,136)		280,125
Non-controlling interest	-	-		-
TOTAL EQUITY	285,261	(5,136)		280,125

TOTAL LIABILITIES, REDEEMABLE COMMON STOCK AND SHAREHOLDERS' EQUITY	476,978	(6,619)		470,359

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended June 30, 2020

(in $ '000, except per share data or unless otherwise indicated)

	Net1 (as restated) (Note 1)	Pro forma adjustments	Notes	Pro forma
Revenue	144,299	-		144,299
Expenses
Cost of goods sold, IT processing, servicing and support	102,308	-		102,308
Selling, general and administration	75,256	-		75,256
Depreciation and amortization	4,647	-		4,647
Impairment losses	6,336	-		6,336
Operating loss	(44,248)	-		(44,248)
Gain on disposal of FIHRST	9,743	-		9,743
Loss on disposal of DNI	1,010	-		1,010
Loss on deconsolidation of CPS	7,148	-		7,148
Termination fee paid to cancel Bank Frick option	17,517	-		17,517
Interest income	2,805	-		2,805
Interest expense	7,641	-		7,641
Loss before income tax expense	(65,016)	-		(65,016)
Income tax expense	2,656	-		2,656
Net loss before loss from equity-accounted investments	(67,672)	-		(67,672)
Loss from equity-accounted investments	(29,542)	17,273	2 (a)	(12,269)
Net loss from continuing operations	(97,214)	17,273		(79,941)
Net income from discontinued operations	6,402	-		6,402
Gain on disposal of discontinued operations	12,454	-		12,454
Net loss	(78,358)	17,273		(61,085)
Net loss attributable to Net1	(78,358)	17,273		(61,085)
Continuing	(97,214)	17,273		(79,941)
Discontinued	18,856	-		18,856
Loss per share attributable to Net1 shareholders:
Basic loss:	(1.37)			(1.07)
Continuing	(1.70)			(1.40)
Discontinued	0.33			0.33
Diluted loss:	(1.37)			(1.05)
Continuing	(1.70)			(1.37)
Discontinued	0.33			0.32
Weighted-average number of outstanding shares of common stock used to calculate basic loss per share	56,003			56,003
Weighted-average number of outstanding shares of common stock used to calculate diluted loss per share	57,119			57,119

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended December 31, 2020

(in $ '000, except per share data or unless otherwise indicated)

	Net1	Pro forma adjustments	Notes	Pro forma

Revenue	67,441	-		67,441

Expenses
Cost of goods sold, IT processing, servicing and support	50,799	-		50,799
Selling, general and administration	40,625	-		40,625
Depreciation and amortization	1,997	-		1,997

Operating loss	(25,980)	-		(25,980)

Change in fair value of equity securities	15,128	-		15,128

Loss on disposal of equity-accounted investment	13	-		13

Interest income	1,328	-		1,328

Interest expense	1,424	-		1,424

Loss before income tax expense	(10,961)	-		(10,961)

Income tax expense	2,378	-		2,378

Net loss before loss from equity-accounted investments	(13,339)	-		(13,339)

Loss from equity-accounted investments	(20,153)	(979)	2(a)	(21,132)

Net loss from continuing operations	(33,492)	(979)		(34,471)

Net loss attributable to Net1	(33,492)	(979)		(34,471)

Loss per share attributable to Net1 shareholders:
Basic loss	(0.59)			(0.61)
Diluted loss	(0.59)			(0.60)

Weighted-average number of outstanding shares of common stock used to calculate basic loss per share	56,211			56,211

Weighted-average number of outstanding shares of common stock used to calculate diluted loss per share	56,880			56,880

See accompanying notes to unaudited pro forma consolidated financial statements.

NET 1 UEPS TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of presentation

The accompanying unaudited pro forma consolidated financial statements present the pro forma financial position and results of operations of the consolidated company based on the historical financial information and after giving effect to the Disposal and certain adjustments which the Company believes to be (a) directly attributable to the Disposal, (b) factually supportable, and (c) in the case of certain income adjustments, expected to have a continuing impact, which are described in these notes. Please refer to "Overview" for further discussion of the basis of presentation of these unaudited pro forma consolidated financial statements.

Restatement of consolidated statement of operations from Form 10-K

As reported in the Company's Form 10-Q filed on February 4, 2021, In November 2020, the Company identified an error with respect to the recognition of certain revenue and related cost of goods sold, IT processing, servicing and support during its assessment and systems development of new products. The Company incorrectly duplicated the recognition of acquiring fees in revenue and recorded an equal and opposite entry in cost of goods sold, IT processing, servicing and support in its unaudited condensed consolidated statement of operations due to the misinterpretation of certain system reports. The error had no impact on the Company's operating income (loss), net income, balance sheet or cash flows. The Company determined that the error impacted reported results for the period from July 1, 2018 to September 30, 2020. The error impacts the Company's reported results and the Company has restated revenue and related cost of goods sold, IT processing, servicing and support included in the consolidated statement of operations for the year ended June 30, 2020, by decreasing both captions by $6.7 million as follows:

	As reported	Correction	As restated
	$ '000	$ '000	$ '000

Revenue	150,997	(6,698)	144,299
Cost of goods sold, IT processing, servicing and support	109,006	(6,698)	102,308

2. Pro forma adjustments

The following are descriptions of each of the pro forma adjustments included in the unaudited pro forma consolidated financial statements:

(a) Reversal of equity method entries related to Bank Frick

Impact on balance sheet as of December 31, 2020

The table below presents the impact of the Bank Frick equity method entries on the Company's December 31, 2020, balance sheet. These entries have been reversed from the Company's unaudited pro forma consolidated balance sheet as a result of the Disposal:

Bank Frick
December 31, 2020
USD '000
ASSETS
Equity-accounted investments	33,019
TOTAL ASSETS	33,019

EQUITY
Accumulated other comprehensive loss	2,766
Retained earnings	(18,442)
TOTAL NET1 EQUITY	(15,676)

TOTAL EQUITY	(15,676)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	(15,676)

Consolidated statement of operations for the six months ended December 31, 2020 and the year ended June 30, 2020

The table below presents the impact of the Bank Frick equity method entries on the Company's consolidated statement of operations for the six months ended December 31, 2020, and the year ended June 30, 2020. These entries have been reversed from the Company's unaudited pro forma consolidated statement of operations as a result of the Disposal:

	Bank Frick
	Six months ended December 31, 2020	Year ended June 30, 2020
	$ '000	$ '000

Earnings (Loss) from equity-accounted investments	979	(17,273)

(b) Consideration received on Disposal

The fair value of the consideration received on Disposal was $30.0 million and $15.0 million was received in cash, representing $18.6 million related to the first payment by the Kuno Frick Familienstiftung, net of $3.6 million paid to terminate all existing arrangements with Bank Frick and settle all liabilities related to IPG's activities with Bank Frick. The remaining amounts are expected to be received as follows: (i) $ 7.5 million on October 30, 2021, and (ii) the remaining amount, of $3.9 million on July 15, 2022. The $3.6 million comprises an amount to settle future obligations due of $2.1 million, and not reflected in the Company's December 31, 2020, consolidated balance sheet, and EUR 1.2 million ($1.5 million using exchange rates applicable as of December 31, 2020), representing liabilities included within other payables as of December 31, 2020. Because the Company is required to expense this liability as if it had been incurred, it has charged the liability of $2.1 million to retained earnings as of December 31, 2020. No adjustment has been made to the unaudited pro forma consolidated statement of operations for this liability as they are non-recurring.

(c) Loss recognized on Disposal

The table below presents the calculation of the loss recognized on Disposal:

As of December 31, 2020
$ '000

Fair value of consideration received	30,000
Less: carrying value of Bank Frick in the Company's accounts	(33,019)
Add: release of foreign currency translation reserve included in accumulated other comprehensive loss	2,766
Loss on Disposal(1)	(253)

(1) The Company does not expect to incur any tax expense related to the disposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.
Date: February 9, 2021	By: /s/ Alex M.R. Smith Name: Alex M.R. Smith Title: Chief Financial Officer